UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 23, 2006 (May 17, 2006)


                         AMERICAN RETIREMENT CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              Tennessee                    01-13031               62-1674303
--------------------------------   ------------------------  -------------------
    (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
           of Incorporation)                                 Identification No.)

      111 Westwood Place, Suite 200, Brentwood, TN                   37027
--------------------------------------------------------       -----------------
        (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code: (615) 221-2250


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

2006 Stock Incentive Plan

         At the Annual Meeting of Shareholders (the "Meeting") of American Retirement Corporation (the "Company") held on May 17, 2006, the Company's shareholders approved the American Retirement Corporation 2006 Stock Incentive Plan (the "Stock Incentive Plan"). The Stock Incentive Plan authorizes awards in respect of an aggregate of 4,000,000 shares. The Stock Incentive Plan is effective as of May 17, 2006 and replaces the Company's 1997 Stock Incentive Plan, as amended (the "1997 Plan"), under which plan the Board will not issue further grants.

         The following is a brief summary of the principal features of the Stock Incentive Plan, which is qualified in its entirety by reference to the full text of the Stock Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

         Shares Available for Awards under the Plan. Under the Stock Incentive Plan, awards may be made in common stock of the Company. Subject to adjustment as provided by the terms of the Stock Incentive Plan, the maximum number of shares of common stock with respect to which awards may be granted under the Stock Incentive Plan is 4,000,000 (which includes 1,019,857 shares under the 1997 Plan that were authorized but not granted). Except as adjusted in accordance with the terms of the Stock Incentive Plan, no more than 4,000,000 shares of common stock authorized under the Stock Incentive Plan may be awarded as incentive stock options and no more than 2,000,000 shares of common stock authorized under the Stock Incentive Plan may be awarded as awards other than options. The maximum number of shares with respect to which awards may be granted under the Stock Incentive Plan shall be increased by the number of shares with respect to which options or other awards were granted under the 1997 Plan as of the effective date of the Stock Incentive Plan, but which terminate, expire unexercised, or are settled for cash, forfeited or cancelled or withheld without delivery of the shares under the terms of the 1997 Plan after the effective date of the Stock Incentive Plan. The aggregate number of shares with respect to which awards may be granted under the Stock Incentive Plan (and the number of restricted shares which may be granted under the Stock Incentive Plan) shall, upon the consummation of certain equity issuances (such as a public offering of additional shares of common stock) increase automatically by ten percent (10%) of the number of shares issued in the equity issuance.

         Shares of common stock subject to an award under the Stock Incentive Plan that are cancelled, expire unexercised, forfeited, settled in cash or otherwise terminated without delivery of the shares remain available for awards under the Stock Incentive Plan. Shares of common stock issued under the Stock Incentive Plan may be either newly issued shares or shares which have been reacquired by the Company. Shares issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines, ("Substitute Awards") do not reduce the number of shares available for awards under the Stock Incentive Plan.

         In addition, the Stock Incentive Plan imposes individual limitations on the amount of certain awards in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Under these limitations, no single participant may receive options or stock appreciation rights ("SARs") in any calendar year that, taken together, relate to more than 200,000 shares of common stock, subject to adjustment in certain circumstances.

         With certain limitations, awards made under the Stock Incentive Plan may be adjusted by the Compensation Committee of the Company's Board of Directors (the "Committee") in its discretion or to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Stock Incentive Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other relevant unusual or nonrecurring event affecting the Company.

         Eligibility and Administration. Current and prospective officers and employees, and directors of, and consultants to, the Company or its subsidiaries or affiliates are eligible to be granted awards under the Stock Incentive Plan. The Committee will administer the Stock Incentive Plan, except with respect to awards to non-employee directors, for which the Stock Incentive Plan will be administered by the Board. The Committee will be composed of not less than two non-employee directors, each of whom will be a "Non-Employee Director" for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, an "outside director" within the meaning of Section 162(m) and the regulations promulgated under the Code and will be an independent director as defined by the listing standards of the New York Stock Exchange. Subject to the terms of the Stock Incentive Plan, the Committee is authorized to select participants, determine the type and number of awards to be granted, determine and later amend (subject to certain limitations) the terms and conditions of any award, interpret and specify the rules and regulations relating to the Stock Incentive Plan, and make all other determinations which may be necessary or desirable for the administration of the Stock Incentive Plan.

         Stock Options and Stock Appreciation Rights. The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The Committee may specify the terms of such grants subject to the terms of the Stock Incentive Plan. The Committee is also authorized to grant SARs, either with or without a related option. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a share of common stock on the date of the grant, except in the case of Substitute Awards. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than ten percent of the Company's voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.

         A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised.

         Payment of the option price must be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to the Company of shares that have been held by the participant for at least six months (or such lesser period as may be permitted by the Committee) which have a fair market value on the date of exercise equal to the option price, together with any applicable withholding taxes, or (ii) by a combination of such cash or cash equivalents and such shares; provided, however, that a participant is not entitled to tender shares pursuant to successive, substantially simultaneous exercises of any stock option of the Company. Subject to applicable securities laws and Company policy, the Company may permit an option to be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes. Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

         Restricted Shares and Restricted Share Units. The Committee is authorized to grant restricted shares of common stock and restricted share units. Restricted shares are shares of common stock subject to transfer restrictions as well as forfeiture upon certain terminations of employment prior to the end of a restricted period or other conditions specified by the Committee in the award agreement. A participant granted restricted shares of common stock generally has most of the rights of a shareholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

         Each restricted share unit has a value equal to the fair market value of a share of common stock on the date of grant. The Committee determines, in its sole discretion, the restrictions applicable to the restricted share units. A participant will be credited with dividend equivalents on any vested restricted share units at the time of any payment of dividends to shareholders on shares of common stock. Except as determined otherwise by the Committee, restricted share units may not be transferred, encumbered or disposed of, and such units shall terminate, without further obligation on the part of the Company, unless the participant remains in continuous employment of the Company for the restricted period and any other restrictive conditions relating to the restricted share units are met.

         Performance Awards. A performance award consists of a right that is denominated in cash or shares of common stock, valued in accordance with the achievement of certain performance goals during certain performance periods as established by the Committee, and payable at such time and in such form as the Committee shall determine. Performance awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Committee. Termination of employment prior to the end of any performance period, other than for reasons of death or total disability, will result in the forfeiture of the performance award. A participant's rights to any performance award may not be transferred, encumbered or disposed of in any manner, except by will or the laws of descent and distribution.

         Performance awards are subject to certain specific terms and conditions under the Stock Incentive Plan. Unless otherwise expressly stated in the relevant award agreement, each award granted to a Covered Officer under the Stock Incentive Plan is intended to be performance-based compensation within the meaning of Section 162(m). Performance goals for Covered Officers will be limited to one or more of the following financial performance measures relating to the Company or any of its subsidiaries, operating units, business segments or divisions: (a) earnings before interest, taxes, depreciation, amortization and/or rent; (b) not operating income or profit (including or excluding entry fee income); (c) operating efficiencies (including but not limited to same store sales and occupancy rates); (d) return on equity, assets, capital, capital employed or investment; (e) after tax or pre-tax operating income; (f) net income; (g) earnings or book value per share (or fully diluted share); (h) cash flow(s), operating cash flow(s), cash earnings or net resale cash flows; (i) total sales or revenues (including those from specified sources such as entry fee sales); (j) capital expenditures; (k) stock price or total shareholder return; (l) dividends; (m) debt reduction; (n) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals (such as net move-ins), and goals relating to acquisitions or divestitures; (o) enterprise value; or (p) any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any subsidiary, operating unit (such as the Company's communities), business segment or division of the Company (whether or not consolidated and whether or not created solely for performance measurement purposes) and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders' equity and/or shares outstanding; or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in the Stock Incentive Plan to exclude any of the following events that occurs during a performance period: (i) asset write-downs,
(ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year.

         To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of performance awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee will certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable award agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period. With respect to any Covered Officer, the maximum annual number of shares in respect of which all performance awards may be granted under the Stock Incentive Plan is 300,000 and the maximum annual amount of all performance awards that are settled in cash is $3,000,000.

         Other Stock-Based Awards. The Committee is authorized to grant any other type of awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Committee will determine the terms and conditions of such awards, consistent with the terms of the Stock Incentive Plan.

         Non-Employee Director Awards. The Board may provide that all or a portion of a non-employee director's annual retainer, meeting fees and/or other awards or compensation as determined by the Board be payable in non-qualified stock options, restricted shares, restricted share units and/or other stock-based awards, including unrestricted shares, either automatically or at the option of the non-employee directors. The Board will determine the terms and conditions of any such awards, including those that apply upon the termination of a non-employee director's service as a member of the Board.

         Termination of Employment. The Committee will determine the terms and conditions that apply to any award upon the termination of employment with the Company, its subsidiaries and affiliates, and provide such terms in the applicable award agreement or in its rules or regulations.

         Change in Control. Unless otherwise provided in an award agreement or other contractual agreement between the Company and an award holder, if, within 18 months following a Change in Control (as defined in the Stock Incentive
Plan), an award holder's employment with the Company (or its successor) is terminated because of death, disability, Good Reason (as defined in the Stock Incentive Plan), or by the Company for any reason other than for Cause (as defined in the Stock Incentive Plan), all outstanding awards vest, become immediately exercisable and payable and have all restrictions lifted.

         Amendment and Termination. The Board may amend, alter, suspend, discontinue or terminate the Stock Incentive Plan or any portion of the Stock Incentive Plan at any time, except that shareholder approval must be obtained for any such action if such approval is necessary to comply with any tax or regulatory requirement with which the Board deems it desirable or necessary to comply. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively. The Committee does not have the power, however, to amend the terms of previously granted options to reduce the exercise price per share subject to such option or to cancel such options and grant substitute options with a lower exercise price per share than the cancelled options. The Committee also may not materially and adversely affect the rights of any award holder without the award holder's consent.

         The Committee may also make adjustments in the terms and conditions of, and the criteria included in, awards under the Stock Incentive Plan in recognition of unusual or nonrecurring events affecting the Company or its financial statements or of changes in applicable laws, regulations or accounting principles whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

         The Committee may also cancel, rescind, or other limit or restrict any unexpired, unpaid or deferred awards under the Stock Incentive Plan at any time if a participant does not comply with all applicable provisions of the award agreement and the Stock Incentive Plan, or if the participant engages in Detrimental Activity (as defined in the Stock Incentive Plan). In addition, the Committee may provide in an award agreement that if during the period beginning on the grant date and continuing through a date that is five years following the later of the exercise or vesting of an award, the participant engages in any Detrimental Activity, the participant will forfeit any gain realized on the vesting or exercise of the award and must repay any gain to the Company.

         Other Terms of Awards. The Company may take action, including the withholding of amounts from any award made under the Stock Incentive Plan, to satisfy withholding and other tax obligations. The Committee may provide for additional cash payments to participants to defray any tax arising from the grant, vesting, exercise or payment of any award. Except as permitted by the applicable award agreement, awards granted under the Stock Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or as permitted by the Committee in its discretion.

         Certain Federal Income Tax Consequences. The following is a brief description of the Federal income tax consequences generally arising with respect to awards under the Stock Incentive Plan.

         Tax consequences to the Company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, a SAR, or a restricted share or restricted share unit award. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant generally must recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.

         If a participant sells shares of common stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant or one year from the date of exercise, the participant generally must recognize ordinary income equal to the difference between (i) the fair market value of the shares of common stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the shares), and (ii) the exercise price. Otherwise, a participant's disposition of shares of common stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in the shares of common stock. A participant's tax basis generally will be the sum of the exercise price of the option plus any amount previously recognized as ordinary income in connection with the exercise of the option.

         The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of common stock for the incentive stock option holding period prior to disposition of the shares.

         Similarly, the exercise of a SAR will result in the participant recognizing ordinary income on the value of the SAR at the time of exercise. The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to a SAR. Upon a grant of restricted shares, the participant will recognize ordinary income on the fair market value of the common stock at the time shares of restricted stock vest unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant. The participant also is subject to capital gains treatment on the subsequent sale of any common stock acquired through the exercise of a SAR or restricted share award. For this purpose, the participant's basis in the common stock is its fair market value at the time the SAR is exercised or the restricted shares become vested (or at the time of grant, if an election under Section 83(b) is made). Payments made under performance awards are taxable as ordinary income at the time an individual attains the performance goals and the payments are made available to, and are transferable by, the participant.

         Section 162(m) of the Code generally disallows a public company's tax deduction for compensation paid in excess of $1 million in any tax year to its five most highly compensated executives. However, compensation that qualifies as "performance-based compensation" is excluded from this $1 million deduction limit and therefore remains fully deductible by the company that pays it. The Company intends that (i) performance awards and (ii) options granted (a) with an exercise price at least equal to 100% of fair market value of the underlying shares of common stock at the date of grant and (b) to employees the Committee expects to be named executive officers at the time a deduction arises in connection with such awards, qualify as "performance-based compensation" so that these awards will not be subject to the Section 162(m) deduction limitations.

         The foregoing discussion is general in nature and is not intended to be a complete description of the federal income tax consequences of the Stock Incentive Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the Stock Incentive Plan are urged to consult a tax advisor as to the tax consequences of participation.

         The Stock Incentive Plan is not intended to be a "qualified plan" under
Section 401(a) of the Code.

Item 9.01. Financial Statements and Exhibits.

Exhibits

  10.1 American Retirement Corporation 2006 Stock Incentive Plan (incorporated by reference as Appendix B to the Company's Proxy Statement for its Annual Meeting of Shareholders held on May 17, 2006)
  10.2  Form of Non-Qualified Stock Option Agreement (Officers and Employees)
  10.3  Form of Non-Qualified Stock Option Agreement (Directors)
  10.4  Form of Restricted Share Award Agreement (Officers and Employees)
  10.5  Form of Restricted Share Award Agreement (Directors)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    AMERICAN RETIREMENT CORPORATION


Date:    May 23, 2006               By: /s/ Bryan D. Richardson
                                        -------------------------------
                                         Bryan D. Richardson
                                         Executive Vice President - Finance and
                                         Chief Financial Officer

EXHIBIT INDEX

 10.1 American Retirement Corporation 2006 Stock Incentive Plan (incorporated by reference as Appendix B to the Company's Proxy Statement for its Annual Meeting of Shareholders held on May 17, 2006)
 10.2  Form of Non-Qualified Stock Option Agreement (Officers and Employees)
 10.3  Form of Non-Qualified Stock Option Agreement (Directors)
 10.4  Form of Restricted Share Award Agreement (Officers and Employees)
 10.5  Form of Restricted Share Award Agreement (Directors)